EXHIBIT 10.3

AMENDMENT NO. 8 TO CREDIT AGREEMENT

AMENDMENT, dated as of June 29, 2007 (this “Amendment”), to the Credit Agreement, dated as of November 7, 2006, as amended by Amendment to Credit Agreement, dated as of February 6, 2007, by Amendment No. 2 to Credit Agreement, dated as of March 30, 2007, by Amendment No. 3 to Credit Agreement, dated as of April 9, 2007, by Amendment No. 4, dated as of April 23, 2007, Amendment No. 5, dated as of May 1, 2007, Amendment No. 6 dated as of May 31, 2007, and Amendment No. 7 dated as of June 15, 2007 (collectively, the “Agreement”), among InPhonic, Inc., a Delaware corporation (the “Borrower”), the Lenders listed on the signature pages hereof as Lenders, and Citicorp North America, Inc., as Administrative Agent.

WHEREAS, the parties hereto have previously entered into the Agreement; and

WHEREAS, the parties desire to amend the Agreement pursuant to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

Section 1. Definitions.

(a) As used in the Agreement, the following term has the meaning set forth below:

“Cash Flow From Operating Activities” means such amounts for the Borrower and its Consolidated Subsidiaries as reported in the financial statements required to be delivered pursuant to Sections 6.01(a) and (b) of the Agreement prepared in conformity with GAAP applied on a consistent basis, as in effect from time to time, in a manner consistent with that used in preparing the audited financial statements for the year ended December 31, 2006.

(b) Capitalized terms used but not otherwise defined herein shall have the respective meanings given to them in the Agreement.

Section 2. Effectiveness of the Amendment; Post Closing Item. This Amendment shall become effective upon receipt by the Administrative Agent of:

(a) counterparts hereof duly executed by:

(1)	the Borrower,

(2)	each of the Guarantors,

(3)	the Administrative Agent, and

(4)	each Lender.

(b) a copy of the Organization Documents, including all amendments thereto, of each Loan Party, certified as of a recent date by the Secretary of State or other applicable Governmental Authority of its respective jurisdiction of organization, together with:

(1)	a certificate as to the good standing of each Loan Party, as of a recent date, from the Secretary of State or other applicable authority of its respective jurisdiction;

(2)	a certificate of the Secretary or Assistant Secretary of each Loan Party dated the Closing Date and certifying (1) that the Organization Documents of such Loan Party have not been amended since the date of the last amendment thereto shown on the certificate of good standing from its jurisdiction of organization furnished pursuant to clause (1) above; (2) that attached thereto is a true and complete copy of the agreement of limited partnership, operating agreement or by-laws of such Loan Party, as applicable, as in then effect and at all times since a date prior to the date of the resolutions described in clause (3) below, (3) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors or other governing body of such Loan Party authorizing the execution, delivery and performance of the Amendment and ratifying all other Loan Documents to which it is to be a party, and that such resolutions have not been modified, rescinded or amended and are in full force and effect;

(3)	as to the incumbency and specimen signature of each officer executing the Amendment and any other document delivered in connection herewith on behalf of such Loan Party; and

(4)	a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (2) above.

(c) Section 6.12(f). A new Section 6.12(f) shall be added to read as follows: “By July 10, 2007, Borrower shall cause the delivery of a favorable written opinion of Skadden, Arps, Slate, Meagher & Flom LLP (or other law firm acceptable to the Administrative Agent and the Required Lenders) , special counsel to the Loan Parties, addressed to the Administrative Agent and each Lender, dated the date of the Amendment or not later than July 10, 2007, in substantially the same form as the opinion dated November 7, 2006 delivered by Skadden, Arps, Slate, Meagher & Flom LLP, addressing opinions numbered 1 to 8 therein with respect to the Agreement as amended and the Guaranty and otherwise in form and substance satisfactory to the Administrative Agent and the Required Lenders.”

Section 3. Amendment to Agreement – Delayed Draw.

Section 2.01(c). The penultimate sentence of Section 2.01 is hereby amended and restated in its entirety as follows: “The Borrower shall, not later than July 31, 2007, have made up to two requests for Loans which, in the aggregate, equal the full amount of the Facility; provided, however, that the Delayed Draw Commitment is neither permitted nor required to be borrowed except (1) with the unanimous consent of all of the Lenders in their sole and absolute discretion, or (2) if the ratio of (i) total Indebtedness of the Borrower and its Subsidiaries on a consolidated basis as reported in financial statements required to be delivered pursuant to Section 6.01(a) or (b) for the fiscal quarter of the Borrower most recently then ended to (ii) the Consolidated EBITDA of the Borrower and its Subsidiaries for the trailing four fiscal quarters of the Borrower most recently then ended is less than 1.0:1.0”.

Section 4. Amendments to Agreement – Deposit and Securities Accounts; Cash Collateral Account.

(a)	Section 6.12(d). Section 6.12(d) is hereby amended and restated in its entirety as follows: “Borrower shall, and shall cause each other Loan Party to, by July 20, 2007 and all times thereafter, enter into and cause all deposit banks and securities intermediaries at which any Loan Party has any account to enter into and maintain Account Control Agreements substantially in the form attached to the Security Agreement with respect to each Account (as defined in the Security Agreement) of the Borrower or such Loan Party, as the case may be.”

(b)	Section 6.16. Section 6.16 is hereby amended and restated in its entirety as follows: “On the date (if any) that the Delayed Draw Commitment is drawn pursuant to the penultimate sentence of Section 2.01 and at all times thereafter, maintain the Cash Collateral Account.”

(c)	Section 7.11(b). In Section 7.11(b), the phrase: “Commencing on the earlier of (i) July 31, 2007 and (ii) the date a Loan under the Delayed Draw Commitment has been made” shall be replaced with the phrase: “On the date (if any) that a Loan under the Delayed Draw Commitment has been made”.

Section 5. Amendment to Agreement – Restricted Payments etc.

Section 7.06. In Section 7.06, each of clauses (iii), (iv) and (v) are hereby deleted in their entirety and replaced with “[reserved]”.

Section 6. Amendment to Agreement – Financial Covenants – Minimum Consolidated EBITDA.

Section 7.11(a). Section 7.11(a) is to be deleted in its entirety and replaced by the following:

For the fiscal quarters of the Borrower ending on September 30, 2007 and on December 31, 2007, fail to satisfy the minimum Consolidated EBITDA indicated for such fiscal quarter as follows:

Fiscal Quarter Ending	Amount
September 30, 2007	$8,000,000
December 31, 2007	$12,000,000

For the fiscal quarters of the Borrower ending on the dates specified below, fail to satisfy the minimum Consolidated EBITDA indicated for the four fiscal quarter period then ended as follows:

Four Fiscal Quarter Period Ending	Amount
March 31, 2008	$36,000,000
June 30, 2008	$40,000,000
September 30, 2008	$45,000,000
December 31, 2008	$50,000,000
March 31, 2009	$54,000,000
June 30, 2009	$57,000,000
September 30, 2009	$60,000,000
December 31, 2009	$60,000,000
March 31, 2010	$65,000,000
June 30, 2010	$65,000,000
September 30, 2010	$65,000,000
December 31, 2010	$65,000,000
March 31, 2011	$70,000,000
June 30, 2011	$70,000,000
September 30, 2011	$70,000,000
December 31, 2011	$70,000,000

Section 7. Amendment to Agreement – Financial Covenants – Minimum Cash Flow From Operating Activities

Section 7.11(c). A new Section 7.11(c) is hereby added to the Agreement to read as follows:

For the fiscal quarters of the Borrower ending on September 30, 2007 and on December 31, 2007, fail to satisfy the following minimum Cash Flow From Operating Activities indicated for such fiscal quarter as follows:

Fiscal Quarter Ending	Amount
September 30, 2007	$8,000,000
December 31, 2007	$10,000,000

For the fiscal quarters of the Borrower ending on the dates specified below, fail to satisfy the minimum Cash Flows From Operating Activities indicated for the four fiscal quarter period then ended as follows:

Four Fiscal Quarter Period Ending	Amount
March 31, 2008	$35,000,000
June 30, 2008	$35,000,000
September 30, 2008	$40,000,000
December 31, 2008	$40,000,000
March 31, 2009	$45,000,000
June 30, 2009	$45,000,000
September 30, 2009	$45,000,000
December 31, 2009	$45,000,000
March 31, 2010	$50,000,000
June 30, 2010	$50,000,000
September 30, 2010	$50,000,000
December 31, 2010	$50,000,000
March 31, 2011	$55,000,000
June 30, 2011	$55,000,000
September 30, 2011	$55,000,000
December 31, 2011	$55,000,000

Section 8. Amendment to Agreement – Financial Covenants – Maximum Consolidated Capital Expenditures.

Section 7.12. Section 7.12 is to be deleted in its entirety and replaced by the following:

Make or become legally obligated to make any Consolidated Capital Expenditures, except that during any of the fiscal quarters set forth below, the Borrower and its Subsidiaries may make Consolidated Capital Expenditures so long as the aggregate amount of such Consolidated Capital Expenditures does not exceed the amount indicated opposite such period:

Fiscal Quarter Ending	Amount
September 30, 2007	$4,000,000
December 31, 2007	$3,500,000

Make or become legally obligated to make any Consolidated Capital Expenditures, except that during any of the four fiscal quarter periods set forth below, the Borrower and its Subsidiaries may make Consolidated Capital Expenditures so long as the aggregate amount of such Consolidated Capital Expenditures does not exceed the amount indicated opposite such period:

Four Fiscal Quarter Period Ending	Amount
March 31, 2008	$12,000,000
June 30, 2008	$12,000,000
September 30, 2008	$12,000,000
December 31, 2008	$12,000,000
March 31, 2009	$12,000,000
June 30, 2009	$12,000,000
September 30, 2009	$12,000,000
December 31, 2009	$12,000,000
March 31, 2010	$12,000,000
June 30, 2010	$12,000,000
September 30, 2010	$12,000,000
December 31, 2010	$12,000,000
March 31, 2011	$12,000,000
June 30, 2011	$12,000,000
September 30, 2011	$12,000,000
December 31, 2011	$12,000,000

Section 9. Amendment to Agreement – Accounting Changes; CFO

Section 7.14. Section 7.14 shall be deleted in its entirety and replaced by the following:

Accounting Changes; Chief Financial Officer.

(a) Make any material change in accounting policies or reporting practices, except as required by GAAP, the SEC or the PCAOB (i) (it being agreed that, if permitted by GAAP, the Borrower may change its method of accounting for inventory from the FIFO method to the weighted average method) or (ii) change its fiscal year.

(b) Fail to hire a person (approved by the board of directors of the Borrower) as the chief financial officer of the Borrower, who shall commence work no later than September 30, 2007.

Section 10. Amendment to Amendment No. 6 – Fee.

Effectiveness of the Amendment; Fee (c). In Section 2 (c) of Amendment No 6 to Credit Agreement, the phrase “The Borrower shall, on July 6, 2007, pay a fee” shall be replaced with the phrase “The Borrower shall, on June 29, 2007, pay a fee”.

Section 11. Agreement – Inventory Sale

The Borrower has advised the Administrative Agent and the Lenders that it may consider selling for cash consideration all or a substantial portion of its inventory in a single transaction or series of related transactions (the “Inventory Transaction”).

The Borrower acknowledges and agrees that the Inventory Transaction is not in the ordinary course of business and, accordingly, is not permitted pursuant to Section 7.05(i) of the Agreement.

The Inventory Transaction shall not be subject to subclause (C ) of Section 7.05(ix) of the Agreement.

The Net Cash Proceeds from this Inventory Transaction will be applied pursuant to Section 2.02(b)(i) of the Agreement, except that an amount equal to the “Permitted Vendor Payment” (as defined below) may be paid by the Borrower from such proceeds to the vendors of the inventory that is the subject of the Inventory Transaction. “Permitted Vendor Payment” means an amount equal to the excess of (x) 50% of the amount of the Net Cash Proceeds of such Inventory

Transaction, minus (y) the principal amount of any Indebtedness that is secured by the assets subject to such Inventory Transaction and that is repaid in connection with such Inventory Transaction (other than Indebtedness under the Loan Documents).

Section 12. Waiver. With respect to the annual financial statements for the year-ended December 31, 2006, the Administrative Agent and the Lenders hereby waive the requirement set forth in Section 6.01(a) of the Agreement that Borrower deliver an opinion (the “Internal Controls Opinion for 2007”) of a Registered Public Accounting Firm independently assessing the Borrower’s internal controls over financial reporting in accordance with Item 308 of SEC Regulation S-K, PCAOB Auditing Standard No. 2, and Section 404 of Sarbanes-Oxley expressing a conclusion that contains no statement that there is a material weakness in such internal controls to the extent that the Internal Controls Opinion for 2007 (x) is delivered later than March 31, 2007 and (y) mentions that there are material weaknesses in such internal controls; provided that the waiver in this Section 12 shall terminate and be of no force or effect unless (i) the Borrower cures all of the material weakness in internal controls (identified in Schedule A to Amendment No. 2 to Credit Agreement dated as of March 30, 2007 or in the Internal Controls Opinion for 2007) by August 30, 2007, and (ii) the Borrower receives the Internal Controls Opinion for 2007 (and delivers a copy to the Administrative Agent and the Lenders) by August 30, 2007.

Section 13. Representations and Warranties. The Borrower hereby repeats and restates those representations and warranties set forth in Article V of the Agreement, as if made on and as of the date hereof (except to the extent such representations and warranties expressly relate to an earlier date), which representations and warranties are hereby incorporated herein by reference, as if specifically set forth herein; provided that references to “the Agreement” in any Loan Documents shall be and are deemed to mean the Agreement as amended hereby. The Borrower represents and warrants that attached to Amendment No. 2 to Credit Agreement dated as of March 30, 2007 as Schedule A is a brief description of the material weaknesses in the Borrower’s internal controls over financial reporting in accordance with Item 308 of SEC Regulation S-K, PCAOB Auditing Standard No. 2, and Section 404 of Sarbanes-Oxley identified with respect to the annual financial statements for the year-ended December 31, 2006. The Borrower hereby represents and warrants that, after giving effect to this Amendment, no Default or Event of Default exists on the date of this Amendment.

Section 14. Consent of Guarantors. By signing below, each of the Guarantors irrevocably consents and agrees to this Amendment.

Section 15. Miscellaneous. This Amendment may be executed by one or more of the parties to this Amendment on any number of counterparts (including by facsimile), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This

Amendment is a Loan Document. The Borrower shall pay or reimburse each of the Lenders and the Administrative Agent for all of their reasonable out-of-pocket expenses in connection with the negotiation, preparation, execution and delivery of this Amendment, including without limitation, the reasonable fees and expenses of Fried, Frank, Harris, Shriver & Jacobson, LLP. The provisions of Sections 10.14 and 10.15 of the Agreement are incorporated by reference into this Amendment mutatis mutandis. This Amendment shall not constitute an amendment or waiver of any of the terms and provisions of the Agreement and shall not be construed as a waiver or consent to any further or future action on the part of the Borrower or any Guarantor, except to the extent expressly set forth herein. Except as specifically set forth herein, all of the terms and provisions of the Agreement and the other Loan Documents are and shall remain in full force and effect and the Borrower and the Guarantors shall continue to be bound by such terms and provisions.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be duly executed and delivered as of the date first above written.

Borrower:

INPHONIC, INC.

By:	/s/ David A. Steinberg
Name: David A. Steinberg
Title: Chief Executive Officer

Guarantors:

CAIS ACQUISITION, LLC

By:	/s/ David A. Steinberg
Name: David A. Steinberg
Title: President

CAIS ACQUISITION II, LLC

By:	/s/ David A. Steinberg
Name: David A. Steinberg
Title: President

FON ACQUISITION, LLC

By:	/s/ David A. Steinberg
Name: David A. Steinberg
Title: President

MOBILE TECHNOLOGY SERVICES, LLC

By:	/s/ David A. Steinberg
Name: David A. Steinberg
Title: President

[Signature Page to Amendment No. 8 to InPhonic Credit Agreement]

SIMIPC ACQUISITION CORP.

By:	/s/ David A. Steinberg
Name: David A. Steinberg
Title: Chief Executive Officer

STAR NUMBER, INC.

By:	/s/ David A. Steinberg
Name: David A. Steinberg
Title: Chief Executive Officer

1010 INTERACTIVE, LLC.

By:	/s/ David A. Steinberg
Name: David A. Steinberg
Title: Chief Executive Officer

[Signature Page to Amendment No. 8 to InPhonic Credit Agreement]

CITICORP NORTH AMERICA, INC., as Administrative Agent and as a Lender

By:	/s/ Scot French
Name: Scot French
Title: Managing Director/Vice President

[Signature Page to Amendment No. 8 to InPhonic Credit Agreement]

GOLDMAN SACHS CREDIT PARTNERS, L.P., as a Lender

By:	/s/ Raanan Agus
Name: Raanan Agus
Title: Managing Director, Goldman, Sachs & Co. Attorney-In-Fact, Goldman Sachs Credit Partners

[Signature Page to Amendment No. 8 to InPhonic Credit Agreement]

AP INPHONIC HOLDINGS, LLC, as a Lender

By:	/s/ Scott G. Bruce
Name: Scott G. Bruce
Title: Managing Director

[Signature Page to Amendment No. 8 to InPhonic Credit Agreement]